UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 16, 2019
UBIQUITI INC.
(Exact name of registrant as specified in its charter)

001-35300	Delaware	32-0097377
(Commission File Number)	(State or jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
685 Third Avenue, 27th Floor
New York, New York 10017
(Address of principal executive offices, including zip code)
(646) 780-7958
(Registrant's telephone number, including area code)
Ubiquiti Networks, Inc.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	UI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging Growth Company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. [ ]

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a)
As previously disclosed, on August 9, 2019, Ubiquiti Inc. (the “Company”) issued a press release announcing its expectation to change its name from “Ubiquiti Networks, Inc.” to “Ubiquiti Inc.” On August 16, 2019, the Company filed a Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware changing the name of the Company from “Ubiquiti Networks, Inc.” to “Ubiquiti Inc.” effective at 4:01 p.m. Eastern Time on August 19, 2019 (the “Effective Time”). A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference.
In connection with the Company’s name change, the board of directors of the Company amended the Company’s Amended and Restated Bylaws (the “Bylaws”) to reflect the corporate name “Ubiquiti Inc.,” also effective at the Effective Time. No other changes were made to the Bylaws. A copy of the Amendment No. 2 to the Amended and Restated Bylaws of the Company reflecting this amendment is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 8.01	Other Events.
As previously disclosed, on August 9, 2019, the Company issued a press release announcing its determination to voluntarily withdraw the listing of its common stock, par value $0.001 per share, from the Nasdaq Global Select Market and transfer the listing to the New York Stock Exchange (the “NYSE”). The Company expects to commence trading on the NYSE on August 20, 2019 under the new ticker symbol “UI” and the new CUSIP number “90353W 103.”

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of Delaware on August 16, 2019.
3.2	Amendment No. 2 to the Amended and Restated Bylaws of the Company, effective as of 4:01 p.m. Eastern Time on August 19, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBIQUITI INC.

August 20, 2019	By:	/s/ Robert J. Pera
	Name:	Robert J. Pera
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of Delaware on August 16, 2019, 2019.
3.2	Amendment No. 2 to the Amended and Restated Bylaws of the Company, effective as of 4:01 p.m. Eastern Time on August 19, 2019.